CERTIFICATION UNDER 18 U.S.C. SECTION 1350,
                          AS ADOPTED IN ACCORDANCE WITH
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certification is being made to accompany the Registrant's Annual Report on Form 10-KSB for the period ended December 31, 2004:

         In connection with the Annual Report of Premier Alliance Group, Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark S. Elliott, Acting Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)      The Report fully complies with the requirements of Section 13(a) or
         Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: March 31, 2005                   /s/ Mark S. Elliott
                                       -----------------------------------
                                       Name: Mark S. Elliott
                                       Title: President (acting Chief Executive
                                       Officer and acting Chief Financial
                                       Officer)